United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 16, 2025

SUNation Energy, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware

(State Or Other Jurisdiction Of Incorporation)

001-31588	41-0957999
(Commission File Number)	(I.R.S. Employer Identification No.)

171 Remington Boulevard Ronkonkoma, NY	11779
(Address of Principal Executive Offices)	(Zip Code)

(631) 750-9454

Registrant’s Telephone Number, Including Area Code

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value, $.05 per share	SUNE	The Nasdaq Stock Market, LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02. Termination of Material Definitive Agreement.

As previously disclosed, on March 28, 2022, SUNation Energy Inc. (formerly Communications Systems, Inc. (“CSI”), Pineapple Holdings, Inc. and Pineapple Energy Inc.) (herein referred to as the “Company”) completed its merger transaction with Pineapple Energy LLC (“Pineapple Energy”) in accordance with the terms of a merger agreement (the “Closing”), pursuant to which a subsidiary of the Company merged with and into Pineapple Energy, with Pineapple Energy surviving the merger as a wholly owned subsidiary of the Company (the “merger”).

Prior to the Closing, the Company issued contingent value rights (or CVRs) to CSI shareholders of record on the close of business on March 25, 2022. The CVR entitled the holder to a portion of the cash, cash equivalents, investments and net proceeds of any divestiture, assignment, or other disposition of all legacy assets of CSI and/or its legacy subsidiaries, JDL and Ecessa, that were related to CSI’s pre-merger business, assets, and properties that occur following the Closing. The CVR liability as of September 30, 2025 was estimated at $288,948 and represented the estimated fair value as of that date of the legacy CSI assets to be distributed to CVR holders as of that date.

Effective December 16, 2025, the Contingent Value Rights Agreement, as amended by First Amendment to Contingent Value Rights Agreement, dated as of March 27, 2024 and Second Amendment to Contingent Value Rights Agreement, dated as of December 31, 2024 (as amended, the “CVR Agreement”) among Parent (then named Communications Systems, Inc.), Equiniti Trust Company, as Rights Agent (and the CVR Holders’ Representative), and all obligations thereunder was terminated following certification by the Rights Agent of receipt of the Company’s final payment due under the CVR Agreement in the aggregate amount of $ 276,000.48, and the pro-rata distribution thereof to the CVR Holders.

SIGNATUREs

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SUNATION ENERGY, INC.

	By:	/s/ James Brennan
James Brennan
Chief Financial Officer

Date: December 17, 2025

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